MUNIYIELD
CALIFORNIA
INSURED
FUND II, INC.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
April 30, 1997



Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MCA


This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                              #16388 -- 4/97



MuniYield California Insured Fund II, Inc.

TO OUR SHAREHOLDERS

For the six-month period ended April 30, 1997, the Common Stock of MuniYield California Insured Fund II, Inc. earned $0.441 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 6.03%, based on a month-end per share net asset value of $14.74. Over the same period, the total investment return on the Fund's Common Stock was +1.07%, based on a change in per share net asset value from $15.04 to $14.74, and assuming reinvestment of $0.444 per share income dividends.

The average yields for the Fund's Auction Market Preferred Stock for the six months ended April 30, 1997 were as follows: Series A, 3.47%; Series B, 3.12%; and Series C, 3.15%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six-month period ended April 30, 1997. By mid-January 1997, municipal bond yields rose to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue, and that the increase in short-term interest rates by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week in April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. During the six months ended April 30, 1997, approximately $90 bil-lion in long-term tax-exempt bonds was underwritten, a decline of over 6% compared to the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance compared to the three-month period ended April 30, 1996. Overall investor demand remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand increased whenever tax-exempt bond yields approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently were generally underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
For the six-month period ended April 30, 1997, we focused on sustaining an appealing level of tax-exempt income while seeking to achieve an above-average total return for the Fund. We entered the April period optimistic that interest rates would decline because of the seemingly attractive level of interest rates and the tight technical market in municipal bonds. To take advantage of this scenario, we extended the portfolio's duration and lowered cash reserves to a minimal level. From November 1996 to the beginning of December 1996, this strategy prevailed as interest rates declined about 30 basis points.

The following three months proved to be extremely volatile as economic reports suggested strength in the economy with benign inflation combined with the threat of a monetary tightening by the FRB. Our investment strategy shifted at this point to seek to take advantage of the trading ranges the municipal market maintained during this time. Finally in late March 1997 when the FRB raised the Federal Funds rate by 25 basis points, interest rates broke out of the trading range in which they had vacillated.

At this point our strategy shifted again because of the attractive level of interest rates. Therefore, we extended the portfolio's duration and again lowered cash reserves to minimal levels in anticipation of a decline in interest rates. This strategy proved correct as interest rates rallied during the last week of April and declined nearly 25 basis points very quickly. Looking forward, we anticipate a volatile market that will once again remain caught within a constrained trading range until the economy either moderates or accelerates even further.

In Conclusion
We appreciate your ongoing interest in MuniYield California Insured Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERTO ROFFO
Roberto Roffo
Vice President and Portfolio Manager

June 6, 1997





PROXY RESULTS

During the six-month period ended April 30, 1997, MuniYield California Insured Fund II, Inc. Common Stock
shareholders voted on the following proposals. The proposals were approved at a special shareholders'
meeting on December 12, 1996. The description of each proposal and number of shares voted are as follows:

                                                                   Shares      Shares Voted     Shares Voted
                                                                  Voted For       Against         Abstain
--------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the
   Agreement and Plan of Reorganization between the
   Fund and MuniVest California Insured Fund, Inc.                6,607,088       200,104         533,799
--------------------------------------------------------------------------------------------------------------
                                                                       Shares           Shares Voted
                                                                      Voted For      Without Authority
--------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:      James H. Bodurtha     11,984,778           529,714
                                                Herbert I. London     11,989,615           524,878
                                                Robert R. Martin      11,930,512           583,981
                                                Arthur Zeikel         11,993,060           521,433
--------------------------------------------------------------------------------------------------------------
                                                                   Shares      Shares Voted     Shares Voted
                                                                  Voted For       Against         Abstain
--------------------------------------------------------------------------------------------------------------

3. To consider and act upon a proposal to ratify the
   selection of Deloitte & Touche llp as the indepen-
   dent auditors of the Fund to serve for the current
   fiscal year.                                                  11,890,786       119,437         503,744


During the six-month period ended April 30, 1997, MuniYield California Insured Fund II, Inc. Preferred Stock
shareholders voted on the following proposals. The proposals were approved at the annual shareholders' meeting on November 14, 1996. The description of each proposal and number of shares voted are as follows:


                                                                    Shares     Shares Voted     Shares Voted
                                                                   Voted For      Against         Abstain
--------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve
   the Agreement and Plan of Reorganization between
   the Fund and MuniVest California Insured Fund, Inc.
   as follows:                                       Series A         1,186             0             110
                                                     Series B           764             2              18
--------------------------------------------------------------------------------------------------------------
                                                                                  Shares         Shares Voted
                                                                                 Voted For   Without Authority
--------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:
   James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May, Andre F. Perold
   and Arthur Zeikel as follows:                     Series A                       1,760               0
                                                     Series B                       1,769               2
--------------------------------------------------------------------------------------------------------------
                                                                    Shares     Shares Voted     Shares Voted
                                                                   Voted For      Against         Abstain
--------------------------------------------------------------------------------------------------------------
3. To consider and act upon a proposal to ratify the
   selection of Deloitte & Touche llp as the indepen-
   dent auditors of the Fund to serve for the current
   fiscal year as follows:                           Series A         1,760             0              0
                                                     Series B         1,761             2              8
--------------------------------------------------------------------------------------------------------------
During the six-month period ended April 30, 1997, MuniYield California Insured Fund, Inc. Common Stock
shareholders voted on the following proposals. The proposals were approved at a special shareholders'
meeting on December 12, 1996. The description of each proposal and number of shares voted are as follows:
--------------------------------------------------------------------------------------------------------------
                                                                    Shares     Shares Voted     Shares Voted
                                                                   Voted For      Against         Abstain
--------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the
   Agreement and Plan of Reorganization between the
   Fund and MuniYield California Insured Fund II, Inc.            3,171,422       108,067         189,481
--------------------------------------------------------------------------------------------------------------
                                                                         Shares         Shares Voted
                                                                        Voted For     Without Authority
--------------------------------------------------------------------------------------------------------------
2. To consider and act upon a proposal to elect the
   following persons as Directors of the Fund:      Edward H. Meyer     5,665,280          190,609
                                                    Jack B. Sunderland  5,665,280          190,609
                                                    J. Thomas Touchton  5,665,280          190,609
                                                    Arthur Zeikel       5,665,280          190,609
--------------------------------------------------------------------------------------------------------------
                                                                    Shares     Shares Voted     Shares Voted
                                                                   Voted For      Against         Abstain
--------------------------------------------------------------------------------------------------------------
3. To consider and act upon a proposal to ratify the
   selection of Deloitte & Touche llp as the indepen-
   dent auditors of the Fund to serve for the current
   fiscal year.                                                   5,661,391        27,914          171,038
--------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 1997, MuniVest California Insured Fund, Inc. Preferred Stock
shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on
December 12, 1996. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                    Shares     Shares Voted     Shares Voted
                                                                   Voted For      Against         Abstain
--------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the
   Agreement and Plan of Reorganization between the
   Fund and MuniYield California Insured Fund II, Inc.                  816             0                3
--------------------------------------------------------------------------------------------------------------
                                                                           Shares          Shares Voted
                                                                          Voted For      Without Authority
--------------------------------------------------------------------------------------------------------------
2. To consider and act upon a proposal to elect the
   following persons as Directors of the Fund:      Donald Cecil            1,588                 4
                                                    M. Colyer Crum          1,588                 4
                                                    Edward H. Meyer         1,588                 4
                                                    Jack B. Sunderland      1,588                 4
                                                    J. Thomas Touchton      1,588                 4
                                                    Arthur Zeikel           1,588                 4
--------------------------------------------------------------------------------------------------------------
                                                                    Shares     Shares Voted     Shares Voted
                                                                   Voted For      Against         Abstain
--------------------------------------------------------------------------------------------------------------
3. To consider and act upon a proposal to ratify the
   selection of Deloitte & Touche llp as the independent
   auditors of the Fund to serve for the current fiscal year.         1,592             0                0

</TABLE



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments.
To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit
Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely.
At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common
Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred
Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.






MuniYield California Insured Fund II, Inc.                                                                   April 30, 1997

Schedule of Investments                                                                                      (in Thousands)

S&P      Moody's     Face                                                                                        Value
Ratings  Ratings     Amount                                         Issue                                        (Note 1a)


California -- 98.5%
                                Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                                (Public Improvement Project), Sub-Series C (h):
AAA     Aaa         $4,000      5.90%** due 9/01/2018                                                               $1,145
AAA     Aaa         36,205      6.05%** due 9/01/2031                                                                4,671
AAA     Aaa          1,985      Arcadia, California, Unified School District, UT, Series B, 6.50% due
                                7/01/2015 (c)                                                                        2,117
AAA     Aaa          2,000      Berkeley, California, Unified School District, UT, Series C, 6.50% due
                                8/01/2019 (b)                                                                        2,136
AAA     Aaa          1,450      Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due
                                4/01/2015 (d)                                                                        1,517
                                California HFA, Home Mortgage Revenue Bonds, AMT:
AA-     Aa           2,325      Refunding, Series H, 7.50% due 8/01/2025                                             2,501
AA-     Aa           6,330      Series F-1, 7% due 8/01/2026                                                         6,677
AA-     Aa           4,000      California HFA, Revenue Bonds, RIB, AMT, 9.112% due 8/01/2023 (e)                    4,185
                                California Health Facilities Financing Authority Revenue Bonds:
AAA     Aaa          2,485      (Children's Hospital - San Diego), 7% due 7/01/2000 (d)(i)                           2,705
AAA     Aaa          1,000      (Kaiser Permanente), Series A, 7% due 10/01/2018 (b)                                 1,065
                                California Pollution Control Financing Authority, PCR, Refunding
                                (Pacific Gas and Electric Co.), VRDN (a):
A1      NR*          1,600      AMT, Series G, 4.20% due 2/01/2016                                                   1,600
A1+     NR*          3,600      Series C, 4.15% due 11/01/2026                                                       3,600
A1+     NR*            100      Series F, 4.20% due 11/01/2026                                                         100
                                California Pollution Control Financing Authority, Solid Waste Disposal
                                Revenue Bonds, AMT:
A       A2           4,440      (Keller Canyon Landfill Company Project), 6.875% due 11/01/2027                      4,765
A1+     VMIG1+       8,900      (Shell Oil Co. - Martinez Project), VRDN, Series A, 4.15% due 10/01/2024 (a)         8,900
NR*     Aaa          1,000      California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                                (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024
                                (j)(k)                                                                               1,067
                                California State, GO, UT (c):
AAA     Aaa          1,935      7% due 11/01/2004 (i)                                                                2,221
AAA     Aaa             65      7% due 11/01/2014                                                                       72
A1+     NR*          2,000      California State Municipal Securities Trust Receipts, VRDN, 4.60% due
                                8/01/2019 (a)                                                                        2,000
                                California State Public Works Board, Lease Revenue Bonds:
A       Aaa          2,000      (Department of Corrections - Monterey County, Soledad II), Series A, 7% due
                                11/01/2004 (i)                                                                       2,296
AAA     Aaa          3,000      Refunding (Department of Corrections - State Prisons), Series A, 5% due
                                12/01/2019 (b)                                                                       2,742
A       Aaa          2,000      (Various Community College Projects), Series B, 7% due 3/01/2004 (i)                 2,276
AAA     Aaa          3,975      California State, Revenue Refunding Bonds, 5.375% due 6/01/2026 (c)                  3,765
                                California Statewide Community Development Authority Revenue Bonds, COP:
AAA     Aaa          1,000      (Good Samaritan Health System), 6.50% due 5/01/2004 (f)(i)                           1,109
AA      Aa           2,000      (Saint Joseph Health System Group), 6.625% due 7/01/2021                             2,161
                                Central Coast Water Authority, California, Revenue Bonds (State Water
                                Project Regional Facilities) (b):
AAA     Aaa          2,385      6.50% due 10/01/2002 (i)                                                             2,620
AAA     Aaa          9,500      6.60% due 10/01/2002 (i)                                                            10,483
AAA     Aaa         10,000      Refunding, Series A, 5% due 10/01/2022                                               9,004
AAA     Aaa          7,990      Compton, California, Community Redevelpment Agency, Tax Allocation Refunding
                                Bonds (Compton Redevelopment Project), Series A, 6.50% due 8/01/2013 (h)             8,596
AAA     Aaa          4,000      Cucamonga County, California, Water District Facilities Refinancing Bonds,
                                COP, 6.50% due 9/01/2022 (c)                                                         4,263
AAA     Aaa          5,000      Culver City, California, Redevelopment Finance Authority, Tax Allocation
                                Revenue Refunding Bonds, 5.50% due 11/01/2014 (b)                                    4,945
                                East Bay, California, Municipal Utility District, Water System Subordinated
                                Revenue Refunding Bonds (c):
AAA     Aaa          1,000      4.75% due 6/01/2021                                                                    859
AAA     Aaa          3,750      5% due 6/01/2026                                                                     3,355
AAA     Aaa          6,000      El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                                Redevelopment Project), 6.60% due 10/01/2022 (b)                                     6,445
AAA     Aaa          5,500      El Dorado County, California, Public Agency Financing Authority, Revenue
                                Refunding Bonds, 5.50% due 2/15/2021 (c)                                             5,316
AAA     Aaa          3,125      Elk Grove, California, Unified School District, Special Tax Community Facilities
                                District No. 1, 7% due 12/01/2003 (b) (i)                                            3,555
AAA     Aaa          1,000      Fairfield-Suisun, California, Sewer District Revenue Refunding Bonds, Series A,
                                6.25% due 5/01/2016 (d)                                                              1,034
AAA     Aaa          2,500      Fresno, California, Sewer Revenue Bonds, Series A-1, 5.25% due 9/01/2019 (b)         2,368
AAA     Aaa          3,000      Long Beach, California, Harbor Revenue Bonds, AMT, 5.375% due 5/15/2020 (d)          2,810
                                Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                                Refunding Bonds (Bunker Hill), Series H (h):
AAA     Aaa          1,500      6.50% due 12/01/2015                                                                 1,612
AAA     Aaa          3,500      6.50% due 12/01/2016                                                                 3,762
AAA     Aaa          3,000      Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                                Refunding Bonds, Second Issue, 5.25% due 11/15/2026 (c)                              2,737
                                Los Angeles, California, Harbor Department Revenue Bonds, AMT (d):
AAA     Aaa          7,000      RITR, 7.645% due 11/01/2026 (e)                                                      7,403
AAA     Aaa          5,000      Series B, 6.625% due 8/01/2025                                                       5,268
                                Los Angeles County, California, Metropolitan Transportation Authority, Sales
                                Tax Revenue Bonds:
AAA     Aaa          6,000      (Proposition C), Second Series A, 5% due 7/01/2025 (b)                               5,360
A1+     VMIG1+       2,800      Refunding (Proposition C), VRDN, Second Senior Series A, 4.50% due 7/01/2020
                                (a)(d)                                                                               2,800
AAA     Aaa         13,480      Los Angeles County, California, Public Works Financing Authority, Lease
                                Revenue Bonds (Multiple Capital Facilities Project), Series A, 5.125% due
                                6/01/2017 (b)                                                                       12,544
SP1+    MIG1+        4,600      Los Angeles County, California, TRAN, Series A, 4.50% due 6/30/1997                  4,603
AAA     Aaa          3,000      Los Angeles County, California, Transportation Commission, Sales Tax Revenue
                                Bonds, Series A, 6.75% due 7/01/2001 (c)(i)                                          3,287
                                M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project) (d):
AAA     Aaa          1,500      Refunding, 6.75% due 7/01/2020                                                       1,705
AAA     Aaa          3,000      Refunding, Series H, 5.90% due 7/01/2020                                             3,000
AAA     Aaa          2,000      Series E, 6.75% due 7/01/2011                                                        2,155
AAA     Aaa          1,000      Series E, 6.50% due 7/01/2017                                                        1,070
AAA     Aaa          4,250      Marysville, California, Hospital Revenue Bonds (Fremont-Rideout Health Group),
                                Series A, 6.30% due 1/01/2022 (b)                                                    4,406
AAA     Aaa          3,000      Metropolitan Water District, Southern California Waterworks Revenue Bonds,
                                Series C, 5% due 7/01/2027 (d)                                                       2,683
AAA     Aaa          1,740      Modesto, California, Health Facilities Revenue Bonds (Memorial Hospital
                                Association), Series A, 6.875% due 6/01/2021 (d)                                     1,871
AAA     Aaa          3,850      Mountain View, California, Capital Improvements Financing Authority Revenue
                                Bonds (City Hall Community Theatre), 6.50% due 8/01/2016 (d)                         4,122
                                Mountain View - Los Altos, California, Unified High School District:
AA      Aa3          3,000      Series B, 6.50% due 5/01/2017                                                        3,236
AAA     Aaa          1,015      Series C, 6.05%** due 5/01/2017 (d)                                                    314
AAA     Aaa          1,080      Series C, 6.05%** due 5/01/2018 (d)                                                    315
AAA     Aaa          1,045      Series C, 6.05%** due 5/01/2019 (d)                                                    288
                                Northern California Power Agency, Multiple Capital Facilities Revenue Bonds (d):
AAA     Aaa          2,500      RIB, 9.04% due 9/02/2025 (e)                                                         2,831
AAA     Aaa          2,000      Series A, 6.50% due 8/01/2012                                                        2,150
AAA     Aaa          2,000      Northern California Transmission Revenue Bonds (California-Oregon Transmission
                                Project), Series A, 6.50% due 5/01/2016 (d)                                          2,146
AAA     Aaa          1,000      Oakland, California, Redevelopment Agency, Revenue Refunding Bonds, INFLOS,
                                7.915% due 9/01/2019 (d)(e)                                                            985
AAA     Aaa          2,750      Oceanside, California, COP (Watereuse Association Financing Program), Series A,
                                6.50% due 10/01/2017 (b)                                                             2,944
AAA     Aaa          2,360      Orchard, California, School District, GO, UT, Series A, 6.50% due 8/01/2019 (c)      2,516
A+      A1           2,000      Pasadena, California, COP, Refunding (Old Pasadena Package Facility Project),
                                6.25% due 1/01/2018                                                                  2,093
AAA     Aaa          7,500      Pioneers Memorial Hospital District, California, Refunding, GO, UT, 6.50% due
                                10/01/2024 (b)                                                                       8,034
AAA     Aaa          8,000      Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due
                                11/01/2016 (d)                                                                       8,381
                                Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds
                                (Rancho Redevelopment Project) (d):
AAA     Aaa          1,000      5.25% due 9/01/2026                                                                    924
AAA     Aaa          1,750      Refunding, 5% due 9/01/2015                                                          1,608
AAA     Aaa          2,400      Riverside County, California, Transportation Commission Sales Tax Revenue Bonds,
                                Series A, 6.50% due 6/01/2001 (b)(i)                                                 2,604
                                Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds:
AAA     Aaa         10,500      Series A, 5.40% due 11/01/2020 (b)                                                  10,148
A+      A1           4,100      Series B, 5.40% due 11/01/2020                                                       3,926
                                Sacramento, California, Municipal Utility District, Electric Revenue Bonds (d):
AAA     Aaa          1,270      Refunding, Series G, 6.50% due 9/01/2013                                             1,403
AAA     Aaa         11,000      Series B, 6.375% due 8/15/2022                                                      11,544
AAA     Aaa          1,000      Sacramento County, California, COP, 6.50% due 6/01/2000 (d)(i)                       1,074
                                San Diego, California, IDR, RITR (e):
AAA     Aaa          3,000      7.435% due 9/01/2018                                                                 3,131
AAA     Aaa          2,900      7.435% due 9/01/2019                                                                 3,027
                                San Diego, California, Public Facilities Financing Authority, Sewer Revenue
                                Bonds (c):
AAA     Aaa          6,500      5% due 5/15/2020                                                                     5,874
AAA     Aaa         16,500      5% due 5/15/2025                                                                    14,765
                                San Francisco, California, City and County Airport Commission, International
                                Airport Revenue Bonds, Second Series:
AAA     Aaa          3,500      AMT, Issue 5, 6.50% due 5/01/2019 (c)                                                3,667
AAA     Aaa          3,000      AMT, Issue 6, 6.50% due 5/01/2018 (b)                                                3,152
AAA     Aaa          2,000      AMT, Issue 6, 6.60% due 5/01/2020 (b)                                                2,110
AAA     Aaa          4,335      Refunding, Issue 1, 6.30% due 5/01/2011 (b)                                          4,594
AAA     Aaa          4,000      Refunding, Issue 1, 6.50% due 5/01/2013 (b)                                          4,292
AAA     Aaa          3,675      Refunding, Issue 2, 6.75% due 5/01/2013 (d)                                          4,000
AAA     Aaa         10,000      Refunding, Issue 2, 6.75% due 5/01/2020 (d)                                         10,883
                                San Francisco, California, City and County Redevelopment Agency, Lease
                                Revenue Bonds (George R. Moscone Convention Center) (h):
AAA     Aaa          2,800      6.75% due 7/01/2015                                                                  3,060
AAA     Aaa          3,050      6.75% due 7/01/2024                                                                  3,333
AAA     Aaa          7,500      San Francisco, California, State Building Authority, Lease Revenue Bonds (San
                                Francisco Civic Center Complex), Series A, 5.25% due 12/01/2021 (b)                  7,009
AAA     Aaa          2,450      San Mateo County, California, Joint Powers Financing Authority, Lease Revenue
                                Refunding Bonds (Capital Projects Program), 5.125% due 7/01/2018 (d)                 2,286
AAA     Aaa          1,600      San Mateo County, California, Transportation District Sales Tax Revenue
                                Refunding Bonds, Series A, 5.25% due 6/01/2019 (d)                                   1,516
AAA     Aaa          3,430      Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police
                                Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (d)              3,704
                                Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                                (VMC Facility Replacement Project), Series A (b):
AAA     Aaa          2,500      7.75% due 11/15/2011                                                                 3,042
AAA     Aaa         10,770      6.875% due 11/15/2014                                                               11,887
AAA     Aaa          1,700      6.75% due 11/15/2020                                                                 1,863
AAA     Aaa          3,000      Santa Rosa, California, Wastewater Revenue Bonds (Subregional Wastewater
                                Project), Series A, 6.50% due 9/01/2002 (c)(i)                                       3,281
                                Soledad, California, Unified School District (c):
AAA     Aaa            630      5.78%** due 6/01/2014                                                                  236
AAA     Aaa            850      5.78%** due 6/01/2015                                                                  299
AAA     Aaa            870      5.83%** due 6/01/2016                                                                  286
AAA     NR*          3,265      Southern California, HFA, S/F Mortgage Revenue Bonds Program, AMT, Series B,
                                6.90% due 10/01/2024 (g)                                                             3,381
BBB+    NR*          1,225      Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility
                                Revenue Refunding Bonds (Ogden Martin System Inc. Project), 7.625% due 1/01/2010     1,311
AAA     Aaa          3,500      Stockton, California, Revenue Bonds, COP (Wastewater Treatment Plant Expansion),
                                Series A, 6.70% due 9/01/2014 (c)                                                    3,831
AAA     Aaa          2,000      University of California Revenue Bonds (Multiple Purpose Projects), Series D,
                                6.375% due 9/01/2024 (d)                                                             2,099
AAA     Aaa          1,500      Vacaville, California, Public Financing Authority, Tax Allocation Revenue
                                Refunding Bonds (Vacaville Redevelopment Projects), 6.35% due 9/01/2022 (d)          1,559
AAA     Aaa          2,525      Visalia, California, COP, Refunding (Multiple Projects), Series B, 5.375% due
                                12/01/2026 (d)                                                                       2,381
AAA     Aaa          1,500      Walnut, California Public Financing Authority, Tax Allocation Revenue Refunding
                                Bonds (Walnut Improvement Project), 6.50% due 9/01/2022 (d)                          1,608

Puerto Rico - 1.6%
A1+     VMIG1+       3,000      Puerto Rico Commonwealth, Government Development Bank Refunding Bonds,
                                VRDN, 4.30% due 12/01/2015 (a)                                                       3,000
A1+     VMIG1+       3,100      Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                                Bonds, VRDN, Series X, 4.30% due 7/01/1999 (a)                                       3,100

Total Investments (Cost -- $384,363) -- 100.1%                                                                     396,465

Liabilities in Excess of Other Assets -- (0.1%)                                                                       (200)
                                                                                                                  --------
Net Assets -- 100.0%                                                                                              $396,265
                                                                                                                  ========
(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) The interest rate is subject to change periodically and
    inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(f) CAPMAC Insured.
(g) GNMA/FNMA Collateralized.
(h) FSA Insured.
(i) Prerefunded.
(j) GNMA Collateralized.
(k) FHLMC Collateralized.
*   Not Rated.
**  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+   Highest short-term ratings by Moody's Investors Service, Inc.

See Notes to Financial Statements.


PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDR    Industrial Development Revenue Bonds
INFLOS Inverse Floating Rate Municipal Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
TRAN   Tax Revenue Anticipation Notes
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes






FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997

Assets:          Investments, at value (identified cost -- $384,362,888) (Note 1a)                            $396,465,255
                 Cash                                                                                               22,266
                 Receivables:
                 Interest                                                               $7,416,578
                 Securities sold                                                         1,046,420               8,462,998
                                                                                      ------------
                 Deferred organization expenses (Note 1e)                                                            7,614
                 Prepaid expenses and other assets                                                                  13,193
                                                                                                              ------------
                 Total assets                                                                                  404,971,326
                                                                                                              ------------

Liabilities:     Payables:
                 Securities purchased                                                    8,001,040
                 Dividends to shareholders (Note 1f)                                       282,931
                 Investment adviser (Note 2)                                               161,263               8,445,234
                                                                                      ------------
                 Accrued expenses and other liabilities                                                            261,102
                                                                                                              ------------
                 Total liabilities                                                                               8,706,336
                                                                                                              ------------

Net Assets:      Net assets                                                                                   $396,264,990
                                                                                                              ============

Capital:         Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.05 per share (5,200 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference)                          $130,000,000
                 Common Stock, par value $.10 per share (18,067,037 shares issued
                 and outstanding)                                                      $1,806,704
                 Paid-in capital in excess of par                                     259,244,387
                 Undistributed investment income -- net                                 1,975,424
                 Accumulated realized capital losses on investments -- net (Note 5)    (8,863,892)
                 Unrealized appreciation on investments -- net                         12,102,367
                                                                                      -----------
                 Total -- Equivalent to $14.74 net asset value per share of Common
                 Stock (market price -- $14.125)                                                               266,264,990
                                                                                                              ------------
                 Total capital                                                                                $396,264,990
                                                                                                              ============
                 * Auction Market Preferred Stock.

                 See Notes to Financial Statements.






Statement of Operations

                                                                                     For the Six Months Ended April 30, 1997
Investment Income       Interest and amortization of premium and discount earned                                  $9,641,346
(Note 1d):

Expenses:               Investment advisory fees (Note 2)                                   $848,640
                        Commission fees (Note 4)                                             140,298
                        Professional fees                                                     38,940
                        Transfer agent fees                                                   38,626
                        Accounting services (Note 2)                                          28,597
                        Printing and shareholder reports                                      14,031
                        Custodian fees                                                        11,450
                        Listing fees                                                          11,129
                        Directors' fees and expenses                                           9,605
                        Pricing fees                                                           8,078
                        Amortization of organization expenses (Note 1e)                        3,495
                        Other                                                                  8,353
                                                                                            --------
                        Total expenses                                                                             1,161,242
                                                                                                                  ----------
                        Investment income -- net                                                                   8,480,104
                                                                                                                  ----------

Realized & Unreal-      Realized gain on investments -- net                                                        3,088,928
ized Gain (Loss) on     Change in unrealized appreciation on investments -- net                                   (7,096,446)
Investments -- Net
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations                                       $4,472,586
                                                                                                                  ===========

See Notes to Financial Statements.







Statement of Changes in Net Assets

                                                                                              For the Six          For the
                                                                                             Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                           April 30, 1997      Oct. 31, 1996

Operations:        Investment income -- net                                                   $8,480,104         $13,969,783
                   Realized gain on investments -- net                                         3,088,928           1,250,414
                   Change in unrealized appreciation on investments -- net                    (7,096,446)            446,717
                                                                                            ------------        ------------
                   Net increase in net assets resulting from operations                        4,472,586          15,666,914
                                                                                            ------------        ------------

Dividends &        Investment income -- net:
Distributions to   Common Stock                                                               (6,421,431)        (11,051,597)
Shareholders       Preferred Stock                                                            (1,784,586)         (3,085,704)
(Note 1f):         Realized gain on investments-- net:
                   Common Stock                                                                  (35,804)                 --
                   Preferred Stock                                                               (10,152)                 --
                                                                                            ------------         -----------
                   Net decrease in net assets resulting from dividends and
                   distributions to shareholders                                              (8,251,973)        (14,137,301)
                                                                                            ------------         -----------

Capital Stock      Proceeds from issuance of Preferred Stock resulting from reorganization    40,000,000                  --
Transactions       Net proceeds from issuance of Common Stock resulting from reorganization   79,391,237                  --
(Note 4):                                                                                   ------------        ------------
                   Net increase in net assets derived from capital stock transactions        119,391,237                  --
                                                                                            ------------        ------------

Net Assets:        Total increase in net assets                                              115,611,850           1,529,613
                   Beginning of period                                                       280,653,140         279,123,527
                                                                                            ------------        ------------
                   End of period*                                                           $396,264,990        $280,653,140
                                                                                            ============        ============
                   * Undistributed investment income -- net                                   $1,975,424          $1,670,769
                                                                                            ============        ============
                   See Notes to Financial Statements







Financial Highlights

                                                             For the
The following per share data and ratios have been derived  Six Months
from information provided in the financial statements.       Ended                      For the Year Ended
                                                            April 30,                       October 31,
Increase (Decrease) in Net Asset Value:                       1997           1996        1995         1994       1993

Per Share         Net asset value, beginning of period      $15.04         $14.92      $13.39       $16.36     $14.15
Operating                                                ---------      ---------   ---------    ---------  ---------
Performance:      Investment income -- net                     .53           1.10        1.13         1.17       1.12
                  Realized and unrealized gain (loss)
                  on investments -- net                       (.27)           .13        1.61        (2.90)      2.27
                                                         ---------      ---------   ---------    ---------  ---------
                  Total from investment operations             .26           1.23        2.74        (1.73)      3.39
                                                         ---------      ---------   ---------    ---------  ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                  Investment income -- net                    (.44)          (.87)       (.87)        (.92)      (.84)
                  Realized gain on investments -- net           -- +           --        (.07)        (.11)        --
                                                         ---------      ---------   ---------    ---------  ---------
                  Total dividends and distributions
                  to Common Stock shareholders                (.44)          (.87)       (.94)       (1.03)      (.84)
                                                         ---------      ---------   ---------    ---------  ---------
                  Capital charge resulting from
                  issuance of Common Stock                    (.01)            --          --           --         --
                                                         ---------      ---------   ---------    ---------  ---------
                  Effect of Preferred Stock activity:++
                  Dividends and distributions to
                  Preferred Stock shareholders:
                  Investment income -- net                    (.11)          (.24)       (.26)        (.19)      (.20)
                  Realized gain on investments -- net           -- +           --        (.01)        (.02)        --
                  Capital charge resulting from
                  issuance of Preferred Stock                   --             --          --           --       (.14)
                                                         ---------      ---------   ---------    ---------  ---------
                  Total effect of Preferred Stock
                  activity                                    (.11)          (.24)       (.27)        (.21)      (.34)
                                                         ---------      ---------   ---------    ---------  ---------
                  Net asset value, end of period            $14.74         $15.04      $14.92       $13.39     $16.36
                                                         =========      =========   =========    =========  =========
                  Market price per share, end of
                  period                                   $14.125        $14.125     $13.125      $11.875    $15.375
                                                         =========      =========   =========    =========  =========

Total Investment  Based on market price per share             3.13%++++     14.52%      19.00%      (16.79%)     8.24%
Return:**                                                =========      =========   =========    =========  =========
                  Based on net asset value per share          1.07%++++      7.26%      19.97%      (11.82%)    22.09%
                                                         =========      =========   =========    =========  =========

Ratios to Average Expenses, net of reimbursement               .69%*          .69%        .71%         .70%       .56%
Net Assets:***                                           =========      =========   =========    =========  =========
                  Expenses                                     .69%*          .69%        .71%         .70%       .68%
                                                         =========      =========   =========    =========  =========
                  Investment income -- net                    5.06%*         4.99%       5.42%        5.28%      5.17%
                                                         =========      =========   =========    =========  =========

Supplemental      Net assets, net of Preferred Stock,
Data:             end of period (in thousands)            $266,265       $190,653    $189,124     $169,757   $207,404
                                                         =========      =========   =========    =========  =========

                  Preferred Stock outstanding,
                  end of period (in thousands)            $130,000        $90,000     $90,000      $90,000    $90,000
                                                         =========      =========   =========    =========  =========
                  Portfolio turnover                         34.99%        119.52%     114.78%       41.67%     15.85%
                                                         =========      =========   =========    =========  =========

Leverage:         Asset coverage per $1,000                 $3,048         $3,118      $3,101       $2,886     $3,304
                                                         =========      =========   =========    =========  =========

Dividends Per     Series A -- Investment income -- net        $428           $870        $948         $636       $743
Share On                                                 =========      =========   =========    =========  =========
Preferred Stock   Series B -- Investment income -- net        $384           $844        $904         $687       $685
Outstanding:+++                                          =========      =========   =========    =========  =========
                  Series C -- Investment income -- net        $203             --          --           --         --
                                                         =========      =========   =========    =========  =========
                  *    Annualized.
                  **   Total investment returns based on market value,
                       which can be significantly greater or lesser than
                       the net asset value, may result in substantially
                       different returns. Total investment returns exclude
                       the effects of sales loads.
                  ***  Do not reflect the effect of dividends to Preferred Stock shareholders.
                  +    Amount is less than $.01 per share.
                  ++   The Fund's Preferred Stock was issued on November
                       30, 1992 (Series A and B) and January 27, 1997 (Series C).
                  +++  Dividends per share have been adjusted to reflect a two-
                       for-one stock split that occurred on December 1, 1994.
                  ++++ Aggregate total investment return.

                       See Notes to Financial Statements.




MuniYield California Insured Fund II, Inc.            April 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities and securities acquired through the reorganization, for the six months ended April 30, 1997 were $113,903,164 and $141,307,459, respectively.
Net realized and unrealized gains (losses) as of April 30, 1997 were as follows:

                                          Realized       Unrealized
                                           Gains       Gains (Losses)

Long-term investments                   $3,088,688       $12,105,669
Short-term investments                         240            (3,302)
                                       -----------       -----------
Total                                   $3,088,928       $12,102,367
                                       ===========       ===========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $12,102,367, of which $13,630,586 related to appreciated securities and $1,528,219 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $384,362,888.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding increased by 5,388,404 pursuant to a plan of reorganization. At April 30, 1997, shares issued and outstanding amounted to 18,067,037 and total paid-in capital amounted to $261,051,091.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were as follows: Series A, 3.60%; Series B, 4.15%; and Series C, 4.04%.

In addition, AMPS shares increased by 1,600 pursuant to a plan of reorganization. As a result, as of April 30, 1997, there were 5,200 shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $86,690 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $635,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Acquisition of MuniVest California Insured Fund, Inc.:
On January 27, 1997, MuniYield California Insured Fund II, Inc. acquired all the net assets of MuniVest California Insured Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 5,388,404 Common Stock shares and 1,600 AMPS shares of MuniYield California Insured Fund II, Inc. for 5,961,365 Common Stock shares and 1,600 AMPS shares outstanding of MuniVest California Insured Fund, Inc. MuniVest California Insured Fund, Inc.'s net assets on that date of $119,644,600, including $4,532,559 of unrealized appreciation and $8,480,527 of accumulated net realized capital losses, were combined with those of MuniYield California Insured Fund II, Inc. The aggregate net assets of MuniYield California Insured Fund II, Inc. immediately after the acquisition amounted to $397,041,763.

7. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071340 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.